                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                May 5, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                                  1-8865
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(State or Other Jurisdiction             (Commission File Number)
      of Incorporation)

                               88-0200415
                        ----------------------
                             (IRS Employer
                          Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                 89128
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

On May 5, 2003, CII Financial,  Inc., a wholly-owned subsidiary of Sierra Health
Services,  Inc.,  issued a press release  announcing that a Notice of Redemption for all of its outstanding 9 1/2% Senior Debentures was mailed to all registered debenture holders. The redemption date is June 3, 2003, and the total redemption price is $1,045.58333  per $1,000 principal  amount of Senior  Debentures.  This price  includes  the  applicable  redemption  premium of $25.00  plus  $20.58333 accrued interest to the redemption date.

Information on how debenture  holders can surrender  their Senior  Debentures to the  Trustee,  Wells Fargo Bank  Minnesota,  N.A.,  is provided in the Notice of
Redemption and in the attached press release.

                    Item 7. Financial Statements and Exhibits

Exhibits                             Description
--------                             -----------

99.1                Press Release, dated as of May 5, 2003

All of the  information  furnished in this report and the  accompanying  exhibit shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       SIERRA HEALTH SERVICES, INC.
                                   ---------------------------------------------
                                              (Registrant)

Date:  May 6, 2003                     /S/Frank Collins
                                   ---------------------------------------------
                                       Senior Vice President,
                                       Legal & Administration and Secretary